SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 30, 2002

GEORGIA-PACIFIC CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-03506	93-0432081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Peachtree Street, N.E., Atlanta, Georgia	30303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 652-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On August 30, 2002, the Registrant and G-P Receivables, Inc., a direct wholly owned subsidiary of the Registrant (“G-P Receivables”), entered into a Second Amendment to Second Amended and Restated Receivables Purchase Agreements dated as of August 30, 2002 (the “Second Amendment”), among G-P Receivables, as the Seller, the Registrant, as the Collection Agent, Blue Ridge Asset Funding Corporation (“Blue Ridge”), Corporate Receivables Corporation (“CRC”), Corporate Asset Funding Company, Inc. (“CAFCO”), Four Winds Funding Corporation (“Four Winds”), Victory Receivables Corporation (“Victory” and, together with Blue Ridge, CRC, CAFCO and Four Winds, the “Purchasers”), Citibank, N.A. (“Citibank”), Commerzbank AG (New York Branch) (“Commerzbank”), The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch) (“BTM”), Wachovia Bank National Association (“Wachovia” and, together with Citibank, Commerzbank and BTM, the “Secondary Purchasers”) and Citicorp North America, Inc., as the Administrative Agent. The Second Amendment, among other things, deletes a ratings downgrade as an Event of Termination and adds certain financial covenants. The Second Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

On August 30, 2002, Unisource Worldwide, Inc., a direct wholly owned subsidiary of the Registrant (“Unisource”), and Portfolio Receivables, LLC, an indirect wholly owned subsidiary of the Registrant (“Portfolio Receivables), entered into (i) a Sixth Amendment to Receivables Sale Agreements dated as of August 30, 2002 (the “Sixth Amendment”), among Portfolio Receivables, as the Seller, Unisource, Asset Securitization Cooperative Corporation, as the Primary Purchaser, and Canadian Imperial Bank of Commerce, as the Secondary Purchaser and the Servicing Agent, and (ii) a Letter Agreement dated as of August 30, 2002 (the “Letter Agreement” and, together with the Sixth Amendment, the “Amending Documents”), among Portfolio Receivables, Unisource, the Primary Purchaser and the Secondary Purchaser and the Servicing Agent. The Amending Documents, among other things, deletes a ratings downgrade as an Event of Termination, adds certain financial covenants, and extends the expiration date thereof to December 18, 2002. The Amending Documents are attached hereto as Exhibits 10.2 and 10.3 and are incorporated herein by this reference.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits.

10.1
Second Amendment To Second Amended and Restated Receivables Purchase Agreements dated as of August 30, 2002, among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, Blue Ridge Asset Funding Corporation, Corporate Receivables Corporation, Corporate Asset Funding Company, Inc., Four Winds Funding Corporation, Victory Receivables Corporation, Citibank, N.A., Commerzbank AG (New York Branch), The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch), Wachovia Bank National Association and Citicorp North America, Inc., as Administrative Agent.

10.2
Sixth Amendment to Receivables Sale Agreements dated August 30, 2002, among Portfolio Receivables, LLC, as the Seller, Unisource Worldwide, Inc., Asset Securitization Cooperative Corporation, as Primary Purchaser, and Canadian Imperial Bank of Commerce, as a purchaser and together with the Primary Purchaser as Servicing Agent.

10.3	Letter Agreement dated as of August 30, 2002, among Portfolio Receivables, LLC, Unisource Worldwide, Inc., Asset Securitization Cooperative Corporation and Canadian Imperial Bank of Commerce.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 11, 2002

GEORGIA-PACIFIC CORPORATION By: /s/ KENNETH F. KHOURY Name: Kenneth F. Khoury Title: Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

10.1
Second Amendment To Second Amended and Restated Receivables Purchase Agreements dated as of August 30, 2002, among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, Blue Ridge Asset Funding Corporation, Corporate Receivables Corporation, Corporate Asset Funding Company, Inc., Four Winds Funding Corporation, Victory Receivables Corporation, Citibank, N.A., Commerzbank AG (New York Branch), The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch), Wachovia Bank National Association and Citicorp North America, Inc., as Administrative Agent.

10.2
Sixth Amendment to Receivables Sale Agreements dated August 30, 2002, among Portfolio Receivables, LLC, as the Seller, Unisource Worldwide, Inc., Asset Securitization Cooperative Corporation, as Primary Purchaser, and Canadian Imperial Bank of Commerce, as a purchaser and together with the Primary Purchaser as Servicing Agent.

10.3	Letter Agreement dated as of August 30, 2002, among Portfolio Receivables, LLC, Unisource Worldwide, Inc., Asset Securitization Cooperative Corporation and Canadian Imperial Bank of Commerce.